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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 1, 2004

                       NOMURA ASSET ACCEPTANCE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Delaware                                  333-109614                                   35-3672336
-----------------------------------              -----------------------                  ------------------------------
   (STATE OR OTHER JURISDICTION                        (COMMISSION                               (I.R.S. EMPLOYER
         OF INCORPORATION)                            FILE NUMBER)                             IDENTIFICATION NO.)

Two World Financial
Center, Building B,
21st Floor, New York,
New York                                                                                              10281
-----------------------------------                                                       ------------------------------
       (ADDRESS OF PRINCIPAL                                                                        (ZIP CODE)
        EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 667-9300.








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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of February 1, 2004 among Nomura Asset Acceptance Corporation, as Depositor, Nomura Credit & Capital, Inc., as Seller, Option One Mortgage Corporation, as a servicer, GMAC Mortgage Corporation, as a servicer and JP Morgan Chase Bank, as Trustee and Custodian.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 22, 2004

                                              NOMURA ASSET ACCEPTANCE
                                              CORPORATION


                                              By:  /s/ Jay Gracin
                                                   -----------------------
                                              Name:    Jay Gracin
                                              Title:   Assistant Secretary






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                                  EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement




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                                    EXHIBIT 1